Exhibit 23.4


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of HUBCO, Inc. on Form S-8 of our report dated January 23, 1998 relating to the financial statements of Poughkeepsie Financial Corp., appearing in the Current Report on Form 8-K/A of HUBCO, Inc. dated June 29, 1998.



                                                           DELOITTE & TOUCHE LLP

Stamford, Connecticut
July 15, 1998